LETTERHEAD OF MUTUAL OF OMAHA COMPANIES


February 28, 2000


Dear Policy Owner;

We are pleased to provide you with semiannual financial reports from the fund companies you were invested in on December 31, 1999 for your Ultra Variable Life universal life insurance policy.

The reports detail the present financial condition and overall performances of all the various fund families, so we encourage you to review yours carefully. This information along with the advice of your registered representative will help you plan future asset allocations as your needs and lifestyle change.

The following eight fund companies offer subaccounts in the Ultra Variable Life universal life insurance policy:

o       Fred Alger Management
o       Federated Investors
o       Fidelity Investments
o       Massachusetts Financial Services (MFS)
o       Morgan Stanley Dean Witter Universal Funds, Inc.
o       Scudder Kemper Investments, Inc.
o       T. Rowe Price
o       Pioneer

If you wish to make additional investments, simply contact your registered representative. And if you have any questions concerning your policy, please call our Variable Product Services at 1-800-238-9354.

Again, thank you for choosing United of Omaha Life Insurance Company. It is a pleasure to serve you.

Sincerely,


/s/ Christine Buggy
First Vice President, Marketing Support Services
United of Omaha Life Insurance Company


Variable Life issued by: United Of Omaha Life Insurance Company. Distributed through: Mutual of Omaha Investor Service, Inc., Mutual of Omaha Plaza, Omaha, NE 68175

The following documents accompanied this letter to policyowners and are hereby incorporated by reference:

1. The annual report of The Alger American Fund dated December 31, 1999, that was filed with the Securities and Exchange Commission (the "Commission") on February 28, 2000 (File No. 811-05550).

2. The annual report of the Federated Insurance Series, dated December 31, 1999, that was filed with the Commission on February 14, 2000 (File No. 811-08042).

3. The annual report of the Fidelity Variable Products Fund, dated December 31, 1999, that was filed with the Commission on February 28, 2000 (File No. 811-05511).

4. The annual report of the MFS Variable Insurance Trust, dated December 31, 1999, that was filed with the Commission on February 22, 2000 (File No. 811-08326).

5. The annual report of Morgan Stanley Dean Witter Universal Funds, Inc. dated December 31, 1999, to be filed with the Commission per a Notification of Late Filing filed with the Commission on February 25, 2000 (File No. 811-07607).

6. The annual report of the Scudder Variable Life Investment Fund dated December 31, 1999, that was filed with the Commission on February 22, 2000 (File No. 811-04257).

7. The annual reports of T. Rowe Price Equity Income Portfolio and New America Growth Portfolio, dated December 31, 1999, respectively, that were filed with the Commission on March 8, 2000 (File No.
        811-07143).

8. The annual report of T. Rowe Price Personal Strategy Balanced Portfolio, dated December 31, 1999, was filed with the Commission on March 9, 2000 (File No. 811-07143).

9. The annual report of T. Rowe Price Limited Term Bond Portfolio dated December 31, 1999, that was filed with the Commission on March 8, 2000 (File No. 811-07153).

10. The annual report of T. Rowe Price International Stock Portfolio dated December 31, 1999, that was filed with the Commission on March 8, 2000 (File No. 811-07145).

11. The annual report of Pioneer Variable Contracts Trust dated December 31, 1999, that was filed with the Commission on March 3, 2000 (File No. 811-08786).